UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 31, 2006

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19131 (Commission File No.)	52-1555759 (I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 25, 2006, MedImmune, Inc. (the “Company”) and Infinity Pharmaceuticals, Inc. entered into a Collaboration Agreement pursuant to which the companies will collaborate with respect to the development and commercialization of small molecule products directed towards two targets believed to play a role in various types of cancers, Heat Shock Protein 90 (Hsp90) and the Hedgehog pathway.

A copy of the Company’s press release describing, among other things, material terms and conditions of this agreement, is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99. 1	Press Release, dated August 28, 2006, titled “MedImmune and Infinity Pharmaceuticals Announce Cancer Drug Development and Worldwide Commercialization Agreement”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: August 31, 2006	By:	/s/Atul Saran

Atul Saran

Senior Director, Legal Affairs
and Assistant Secretary